UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 30, 2013

Ares Commercial Real Estate Corporation

(Exact name of registrant as specified in its charter)

Maryland	001-35517	45-3148087
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One North Wacker Drive, 48th Floor, Chicago, IL	60606
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (312) 252-7500

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On August 30, 2013 (the “Closing Date”), Ares Commercial Real Estate Corporation, a Maryland corporation (the “Registrant”), completed its acquisition (the “Acquisition”) of all of the outstanding common units of EF&A Funding, L.L.C., d/b/a Alliant Capital LLC, a Michigan limited liability company (“Alliant”), from Alliant, Inc., a Florida corporation, and The Alliant Company, LLC, a Florida limited liability company (together with Alliant, Inc., the “Sellers”).  Pursuant to the Purchase and Sale Agreement (the “Agreement”), dated as of May 14, 2013, by and among the Registrant and the Sellers, the Registrant paid approximately $53.4 million in cash and issued 588,235 shares of its common stock in a private placement exempt from registration under Section 4(2) of the Securities Act of 1933 as consideration for the Acquisition.

The foregoing description of the Acquisition does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement.  A copy of the Agreement was filed as Exhibit 2.1 to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on May 15, 2013 and is incorporated herein by reference.

On the Closing Date, the Registrant entered into two letter agreements with the Sellers (the “Letter Agreements”). The Letter Agreements amend the Agreement to, among other things, (i) provide that the common units of Alliant purchased in the Acquisition will be delivered to ACRE Capital Holdings LLC, a wholly owned subsidiary of the Company that intends to elect to be a taxable REIT subsidiary, (ii) make certain adjustments to the proportion of the purchase price received by each Seller and the calculation of Net Working Capital (as such term is defined in the Agreement) and (iii) amend the Fixed Cash Consideration (as such term is defined in the Agreement) to be $53,415,000.

The foregoing description of the Letter Agreements is qualified in its entirety by reference to the full text of the Letter Agreements, which are filed as Exhibit 10.1 and Exhibit 10.2 to this report, and are incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets

On the Closing Date, the Acquisition was completed pursuant to the terms of the Agreement.  Upon closing of the Acquisition, Alliant became an indirect wholly owned subsidiary of the Registrant.  Following the closing, Alliant will change its name to ACRE Capital LLC and retain its two warehouse line debt facilities to finance multi-family loan origination activity.

Item 3.02. Unregistered Sales of Equity Securities.

On the Closing Date, in connection with the closing of the Acquisition described in Item 2.01 above and as partial consideration for the Acquisition, the Company issued the Stock Consideration (as such term is defined in the Agreement), comprising 588,235 shares of the Company’s common stock, par value $0.01 per share, to the Sellers. In issuing the Stock Consideration, the Company relied on an exemption from registration under Section 4(2) of the Securities Act of 1933.

Item 9.01  Financial Statements and Exhibits.

(a)                                 Financial Statements of the Business Acquired

The audited financial statements of EF&A Funding L.L.C. as of and for the years ended December 31, 2012 and 2011, including the notes and the independent auditors’ reports related thereto, were filed as Exhibit 99.1 to the Registrant’s Current Report on Form 8-K filed with the Commission on June 4, 2013 and are incorporated herein by reference.

The unaudited financial statements of EF&A Funding L.L.C. as of and for the six months ended June 30, 2013 and 2012, including the related notes, will be filed as soon as practicable, but in any event no later than 71 calendar days after the date by which this Current Report on Form 8-K is required to be filed.

(b)                                 Pro Forma Financial Information

Ares Commercial Real Estate Corporation unaudited pro forma consolidated financial information, comprised of a pro forma consolidated balance sheet as of June 30, 2013 and a pro forma consolidated statement of income for the six months ended June 30, 2013, will be filed as soon as practicable, but in any event no later than 71 calendar days after the date by which this Current Report on Form 8-K is required to be filed.

(d)                           Exhibits:

Exhibit Number	Exhibit Description
2.1

Purchase and Sale Agreement, among Alliant, Inc., a Florida corporation, The Alliant Company, LLC, a Florida limited liability company and Ares Commercial Real Estate Corporation (incorporated by reference to Exhibit 2.1 of the Registrant’s Current Report on Form 8-K filed on May 15, 2013).

10.1

Letter Agreement re: Closing Statement Reference Date, dated as of August 30, 2013, among Ares Commercial Real Estate Corporation, The Alliant Company, LLC, a Florida limited liability company, and Alliant Inc., a Florida corporation.

10.2

Letter Agreement re: “Greenleaf at Broadway” Reimbursable Loss Loan, dated as of August 30, 2013, among Ares Commercial Real Estate Corporation, The Alliant Company, LLC, a Florida limited liability company, and Alliant Inc., a Florida corporation.

99.1

EF&A Funding L.L.C. financial statements as of and for the years ended December 31, 2012 and 2011, and independent auditors’ reports with respect to the financial statements as of and for the years ended December 31, 2012 and 2011 (incorporated by reference to Exhibit 99.1 of the Registrant’s Current Report on Form 8-K filed on June 4, 2013).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 30, 2013

ARES COMMERCIAL REAL ESTATE CORPORATION

By:	/s/ Timothy B. Smith
Name:	Timothy B. Smith
Title:	Vice President

Exhibit Index

Exhibit Number	Exhibit Description
2.1

Purchase and Sale Agreement, among Alliant, Inc., a Florida corporation, The Alliant Company, LLC, a Florida limited liability company and Ares Commercial Real Estate Corporation (incorporated by reference to Exhibit 2.1 of the Registrant’s Current Report on Form 8-K filed on May 15, 2013).

10.1

Letter Agreement re: Closing Statement Reference Date, dated as of August 30, 2013, among Ares Commercial Real Estate Corporation, The Alliant Company, LLC, a Florida limited liability company, and Alliant Inc., a Florida corporation.

10.2

Letter Agreement re: “Greenleaf at Broadway” Reimbursable Loss Loan, dated as of August 30, 2013, among Ares Commercial Real Estate Corporation, The Alliant Company, LLC, a Florida limited liability company, and Alliant Inc., a Florida corporation.

99.1

EF&A Funding L.L.C. financial statements as of and for the years ended December 31, 2012 and 2011, and independent auditors’ reports with respect to the financial statements as of and for the years ended December 31, 2012 and 2011 (incorporated by reference to Exhibit 99.1 of the Registrant’s Current Report on Form 8-K filed on June 4, 2013).